Exhibit 99.2

ACCELERATING LONG-TERM VALUE CREATION June 7, 2021

Disclaimers Forward-Looking Statements Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate," “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts, and estimates and, therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our ability to satisfy the closing conditions of the transaction, including regulatory approvals, our ability to consummate the transaction on the anticipated timing, if at all, and our strategy and deleveraging performance. Among the factors that could cause actual results to differ materially include, but are not limited to, those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other filings with the SEC, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain “non-GAAP financial measures” as defined under the Securities Exchange Act of 1934 and in accordance with Regulation G. Management believes the use of such non-GAAP financial measures assists investors in understanding the operating performance of our businesses. Such non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. See appendix for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with U.S. GAAP. 2

Strategic Sale to Fuel Value Creation Optimizes the portfolio to maximize shareholder value Signed definitive agreement1 to sell Insulated Metal Panels Business2 (“IMP”) for $1 billion Transaction valuation represents an approximate 15.9 multiple of LTM Adjusted EBITDA3 of $63 million Strengthens financial flexibility to accelerate accretive growth opportunities Expects to accelerate timing to reach net debt leverage target of 2.0x - 2.5x by one year Enhances long-term value proposition by streamlining the portfolio Unlocks shareholder value and positions us for sustainable growth Expected to close in the second-half of 2021, subject to regulatory approval and other closing conditions Includes Metl-Span and CENTRIA brands LTM Adjusted EBITDA for the trailing twelve months ended April 3, 2021. See Appendix3

Portfolio Optimization Enhances Long-Term Value Proposition

Cornerstone Building Brands Investment Highlights

Diverse end-markets with strong fundamentals support future growth

End Market Exposure[1]


Residential Repair & Remodel
38%
Residential New Construction
34%
28%
Low-Rise Non-Residential

Multi-channel strategy servicing broad customer base

- Leading Distributors
- Production Builders
- Commercial General Contractors
- Big Box Retailers

National scale and highly efficient, cost-advantaged platform



~100 manufacturing, distribution, and branch office facilities

Market leading, extensive product portfolio

Ply Gem, Simonton, Silver Line, Mitten Building Products, Atrium, Variform by Ply Gem, North Star, Environmental StoneWorks, Mastic, Metallic Building Company, ABC, Star Building Systems, MBCI, American Craftsman by Ply Gem

Strategic Considerations

- ✓ Focus growth in large, deep markets
- ✓ Enhance channel synergies and customer cross-segment opportunities
- ✓ Leverage scale and footprint to expand profitability
- ✓ Maintain IMP offering within metal buildings and components portfolio

CORNERSTONE BUILDING BRANDS

1 Based on LTM net sales on 4/3/21 of $4,771 million as adjusted for the Insulated Metal Panels LTM net sales on 4/3/21 of $335 million.

4

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